March 5, 1997


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

          Re:  Acacia Capital Corporation
               File Numbers 811-3591 and 2-80154


Ladies and Gentlemen:

     Pursuant to Rule 30b2-1 of the Investment Company Act of 1940, attached is the Annual Report to Shareholders for the year ended December 31, 1996, for the above-referenced Registrant.


Sincerely,




Nana Juarbe
Administrative Assistant

     CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO

Dear Investor:
     The economy continued to expand at a moderate pace in 1996, which paved the way for strong stock market performance. Gross Domestic Product spiked at mid-year, but fell back to modest levels for the last two quarters. While many investors believed the Federal Reserve would intervene to tighten monetary policy, the Fed took no action after cutting the federal funds rate by 25 basis points in late January. Short-term rates fell in response to the January cut and remained low throughout the year.



                      Calvert Responsibly Invested
                     Capital Accumulation Portfolio

   Comparison of a change in value of a hypothetical $10,000 investment.

                              (Graph appears here)



                              12/31/96   12/31/95  12/31/94  12/31/93

CRI Capital Accumulation      $17,758    $16,498   $11,818   $13,120

S & P 500 Rein                $22,240    $18,089   $13,153   $12,919

Russell 2000                  $22,454    $19,274   $15,271   $15,554

S & P 400 Midcap Reinv        $28,808    $24,168   $18,456   $19,141




                              12/31/92  12/31/91   7/16/91

CRI Capital Accumulation      $12,198   $10,725    $10,000

S & P 500 Rein                $11,738   $10,908    $10,000

Russell 2000                  $13,082   $11,048    $10,000

S & P 400 Midcap Reinv        $16,798   $15,010    $10,000



                           Average Annual Total Return
                             (period ending 12/31/96)


          1 Year  7.44%                          5 Year  10.55%
                          Life of Fund 11.10% (7/91)


               *New sub-advisors assumed management of the
                    Portfolio effective December 1994.

     Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity.
            Past performance does not indicate future results.




Fund Performance
     The stock market continued to reward investors with big gains for the second year in a row. In general, small- and mid-capitalization stocks turned in good 12-month gains; however these stocks experienced a high degree of volatility and did not move in-step with the broad market averages.
     For the first half of the year, the Standard & Poor's 500 Stock Index, which is comprised mainly of larger companies, lagged measures of small- and mid-cap stock performance. This situation reversed in the second half of the year, when the S&P 500 soared almost 12%, and small- and mid-cap stocks did not keep pace.
     The Capital Accumulation Portfolio lagged its benchmarks for the six-month period because we had a higher commitment to companies with very small market capitalizations. Prices of these stocks tend to fluctuate the most of all of the companies within the small- and mid-cap universe, and in this case their volatility affected performance relative to our benchmarks.

Fund Managers' Approach
     The CRI Capital Accumulation Portfolio uses a multi-manager strategy to invest primarily in stocks of small-and mid-capitalization companies. In October, one management company, Apodaca Investment Management, notified Calvert Group that one of its primary money managers was resigning. We are evaluating how this will affect our allocation of assets among investment managers.

Apodaca Investment Management
     Throughout 1996, Apodaca maintained sizable positions in the client/server software, networking and telecommunications equipment industries. They also held a large position in the healthcare sector but dramatically reduced exposure to this group at mid-year, when valuations appeared stretched and performance began to lag the market. Assets were redeployed into the energy service, energy exploration and production, semiconductor manufacturing and semiconductor equipment industries.
     The manager is now closely monitoring the client/server software group. Analysts are forecasting very aggressive earnings growth of over 100% for the next two years for several of these companies. Apodaca will be looking to take profits as expectations for this degree of earnings growth become more widespread and as companies reach their price/valuation targets. Assets will likely be reinvested in healthcare stocks.

Brown Capital Management, Inc.
     Brown Capital continued to focus on two key investment themes: "The Graying of America" and "The Information Age." They maintained sizable positions in stocks of companies that help businesses operate more efficiently, including computer software and other technology stocks, and companies that play a role in peoples' lives as they age, such as financial services and select health care stocks.
     This approach served investors well, as technology and financial services stocks were the biggest contributors to this portion of the Portfolio's return. Top performers in the technology arena were EMC, Compuware and Microsoft. In financial services, T. Rowe Price and Green Tree Financial Services turned in strong gains.

Fortaleza Asset Management
     Fortaleza remained focused on companies in the technology, health care and retail industries. Technology holdings generated good gains for the year, with software company, Hyperion, and systems integration consultant, Vanstar helping to boost returns. Although strong performers in the first half of the year, health care stocks came under pressure during the third quarter and did not contribute positively to the Portfolio's one-year performance. Retail stocks held up well until year-end, when investors worried that Christmas sales would be weak. Most retailers reported good holiday sales, and stock prices began to come back in the first quarter of 1997.
     During the fourth quarter, the manager built a position in ESS Technology, a chip manufacturer for multimedia applications. This is a fairly new company that is experiencing stronger overseas demand for its product and getting increased analyst attention. Fortaleza also took advantage of a decline in the stock price of Physician Support Systems, a company that provides systems and software for health care professionals, and significantly increased their holdings.
Outlook
     After two back-to-back years of very strong stock market performance, investors' nervousness about the direction of the market in the coming year is understandable. Still, the economic climate remains favorable and each of the Capital Accumulation Portfolio managers continue to spot promising investment opportunities among small- and mid-cap stocks.
     Apodaca notes that, on a year-to-year basis, small-cap stocks have lagged large-cap issues for three years. This trend began to reverse late in 1996, and they believe small-cap stocks will maintain this performance edge. However, the markets will likely continue to exhibit a high degree of volatility, and, in their opinion, their ability to identify the most promising stocks and industries will be the crucial factor.
     While acknowledging that the stock market is not cheap, Brown Capital's outlook for the coming year is also positive. They expect continued modest economic growth, modest inflation, stable or slightly declining interest rates and moderately increasing corporate profits. Under this scenario, stocks should generate positive returns, but probably not the double-digit gains of 1995 and 1996. Importantly, their strategy of selecting superior companies in terms of management and potential for earnings growth and buying at attractive valuations offer an additional comfort.
     Fortaleza is optimistic based on small-cap stocks' lower prices relative to large-cap issues and the favorable earnings outlook for small-cap companies. However, any earnings disappointments in the large-cap universe could jolt the market, and the correction would likely trickle down to the small-cap universe. Thus, strong fundamental analysis will be essential in capturing market opportunities.
     Managers continue to employ the same rigorous stock selection criteria that have worked well for investors since the Portfolio's inception. In evaluating your investment decisions, we encourage you to focus on your long-term objectives. Thank you for your continued confidence.

Sincerely,




Clifton S. Sorrell
President

January 17, 1997

Report of Independent Accountants

     To the Board of Directors of Acacia Capital Corporation and Shareholders of Calvert Responsibly Invested Capital Accumulation Portfolio:

     We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Capital Accumulation Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Capital Accumulation Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 31, 1997

Equity Securities - 95.6%  Shares   Value
Agriculture - 0.9%
Northland Cranberries, Inc., Class A                   8,000           $184,000

                                                                        184,000


Airlines - 0.3%
Atlantic Coast Airlines, Inc. *                        5,000             61,250

                                                                         61,250


Biotechnology - 1.3%
Amgen, Inc. *                                          2,200            119,625
Ibah, Inc. *                                           8,200             55,350
Neurex Corp. *                                         4,700             79,900

                                                                        254,875

Business Equipment and Services - 5.8%
Employee Solutions, Inc. *                             3,000             61,500
Equifax, Inc.                                          8,600            263,375
Hewlett Packard Co                                     2,500            125,625
May & Speh, Inc. *                                    10,000            125,000
MDSI Mobile Data Solutions, Inc. *                    30,000            476,250
Staffmark, Inc. *                                      7,500             93,750

                                                                      1,145,500


Communications - 3.8%
Amati Communications Corp. *                           4,300             56,437
Cisco Systems, Inc. *                                  3,950            251,319
LCC International, Inc. *                              4,200             77,700
Periphonics Corp. *                                    5,300            155,025
Tekelec, Inc. *                                        6,300             99,225
Videoserver, Inc. *                                    2,400            102,000
Voxware, Inc. *                                        2,500             18,750

                                                                        760,456


Computer - Equipment and Services - 1.3%
BRC Holdings, Inc. *                                   2,300            102,925
Digital Link Corp. *                                   2,700             65,475
Raster Graphics, Inc. *                                7,800             92,625

                                                                        261,025


Computer - Networks - 4.7%
Act Networks, Inc. *                                   5,800            211,700
Bay Networks, Inc. *                                   6,600            137,775
Larscom, Inc., Class A *                              10,000            113,750
Netvantage, Inc., Class A *                            6,200             55,800
Network Appliance, Inc. *                              3,200            162,800

Equity Securities (Cont'd)                             Shares           Value
Computer - Networks (Cont'd)
Network General Corp. *                                6,000           $181,500
Proxim, Inc. *                                         2,900             66,700

                                                                        930,025

Computer - Software - 9.3%
Aspen Technology, Inc. *                               3,000            240,750
Axent Technologies, Inc. *                             4,800             72,000
Concentra Corp. *                                      9,600             86,400
Hyperion Software Corp. *                              8,600            182,750
IDX Systems Corp. *                                    4,300            123,087
Legato Systems, Inc. *                                 5,200            169,650
Metatools, Inc. *                                      6,500             76,375
Microsoft Corp. *                                      1,000             82,625
Open Text Corp. *                                      5,000             34,375
Pegasystems, Inc. *                                    3,500            105,437
Segue Software, Inc. *                                 4,600             83,950
Siebel Systems, Inc. *                                 3,600             97,200
Sterling Software, Inc.                                4,800            151,800
Vantive Corp. *                                        2,800             87,500
Veritas Software Co. *                                 2,750            136,812
Viasoft, Inc. *                                        1,400             66,150
Xionics Document Technologies *                        4,700             58,750

                                                                      1,855,611


Computer - Systems - 7.0%
Advanced Health Corp. *                                4,200             52,500
Amisys Managed Care Systems, Inc. *                    5,000             85,000
BTG, Inc. *                                            3,500             92,750
Cellular Technical Services, Inc. *                    5,000            100,000
Dataworks Corp. *                                      2,700             68,175
Imnet Systems, Inc. *                                  4,000             97,000
Nuko Information Systems, Inc. *                       6,700             74,537
Object Design, Inc. *                                  5,200             61,100
Oracle Corp. *                                         3,937            164,370
Physician Support Systems, Inc. *                     13,300            256,025
S3, Inc. *                                             5,300             86,125
Vanstar Corp. *                                        8,600            210,700
Versant Object Technology Corp. *                      2,900             54,013

                                                                      1,402,295


Consumer Products and Services - 1.1%
Newell Co.                                             6,800            214,200

                                                                        214,200


Dental - 0.4%
United Dental Care, Inc. *                             2,500             75,937

                                                                         75,937

Equity Securities (Cont'd)                             Shares           Value
Education - 0.7%
Devry, Inc. *                                          6,000           $141,120

                                                                        141,120

Electrical Equipment - 3.4%
Belden, Inc.                                           4,500            166,500
Checkpoint Systems, Inc. *                             5,300            131,175
Fluke Corp.                                            1,500             66,321
Sterling Commerce, Inc. *                              4,700            165,675
Ultrak, Inc. *                                         4,700            143,350

                                                                        673,021


Electronics - Defense - 0.4%
Jacobs Engineering Group, Inc. *                       3,000             70,875

                                                                         70,875

Electronics - Instruments - 0.7%
Checkfree Corp. *                                      8,000            137,000

                                                                        137,000


Electronics - Semiconductors - 10.5%
ADE Corp. *                                            6,000            102,000
Ariel Corp. *                                          7,500             77,813
Benchmarq Microelectronics, Inc. *                     3,900             83,363
CFM Technologies, Inc. *                               7,100            147,325
EMC Corp. *                                            7,700            255,063
ESS Technology, Inc. *                                 8,900            250,313
Micrion Corp. *                                        4,300             93,525
Novellus Systems, Inc. *                               1,500             81,281
Sanmina Corp. *                                        2,800            158,200
Solectron Corp. *                                      4,400            234,850
Tencor Instruments *                                   4,100            108,137
Uniphase Corp. *                                       3,900            204,750
Vishay Intertechnology, Inc. *                         9,586            224,073
Zoran Corp. *                                          4,000             72,000

                                                                      2,092,693


Financial Services - 4.3%
Chase Manhattan Corp.                                  2,652            236,691
Glendale Federal Bank Federal Savings Bank  *          3,100             72,075
Green Tree Financial Corp.                             6,550            252,994
T. Rowe Price Associates, Inc.                         6,900            300,150

                                                                        861,910

Furniture - 1.5%
Ethan Allen Interiors, Inc.                            3,500            134,750
Miller Herman, Inc.                                    2,900            164,213

                                                                        298,963


Equity Securities (Cont'd)                             Shares           Value
Health Care - 3.5%
American Homepatient, Inc. *                           4,500           $122,625
American Oncology Research, Inc. *                    10,000            102,500
Health Care & Retirement Corp. *                       4,950            141,694
NCS Healthcare, Inc., Class A  *                       3,700            107,763
Pall Corp. (rights)                                    5,900            150,450
Renal Care Group, Inc. *                               2,300             72,737

                                                                        697,769


Industrial Products - 1.1%
Alyn Corp. *                                           1,600             17,400
Amcast Industrial Corp.                                3,800             94,050
BE Aerospace, Inc. *                                   3,800            103,075

                                                                        214,525

Insurance - 1.6%
AFLAC, Inc.                                            3,850            164,587
American Bankers Insurance Group, Inc.                 3,000            153,375

                                                                        317,962


Leisure - 1.2%
Carnival Corp., Class A                                7,400            244,200

                                                                        244,200


Lumber - 0.2%
T.J. International, Inc.                               2,000             45,250

                                                                         45,250

Manufacturing - 0.3%
Act Manufacturing, Inc. *                              2,200             58,025

                                                                         58,025


Medical - 6.1%
Acuson, (rights) *                                     4,000             97,500
ALZA Corp. *                                           2,600             67,275
Cardinal Health, Inc.                                  4,500            262,125
Cytyc Corp. *                                          6,000            162,000
Inhale Therapeutic Systems *                           7,500            113,437
Medquist, Inc. *                                       6,900            170,775
Pediatrix Medical Group *                              1,500             55,313
QLT Phototherapeutics *                                5,200            104,650
Scherer (R.P.) Corp. *                                 3,700            185,925

                                                                      1,219,000


Oil and Gas - 5.1%
3DX Technologies, Inc. *                               2,800             30,800
American Oilfield Divers, Inc. *                       4,800             57,000
Belden & Blake Corp. *                                 4,500            114,750
Dawson Production Services, Inc. *                     5,300             82,150
HS Resources, Inc. *                                   4,500             74,250

Equity Securities (Contd)                             Shares           Value
Oil and Gas (Cont'd)
Marine Drilling Cos., Inc. *                           1,100            $21,656
MCN Corp.                                              6,600            190,575
Patterson Energy, Inc. *                               2,300             59,225
Varco International, Inc. *                           11,700            270,563
Veritas DGC, Inc. *                                    3,600             66,600
Wiser Oil Co. *                                        2,600             51,350

                                                                      1,018,919


Pharmaceutical - 2.9%
Agouron Pharmaceuticals, Inc. *                        2,500            169,375
Dura Pharmaceuticals, Inc. *                           4,000            191,000
Immulogic Pharmaceutical Corp. *                       9,500             60,563
Incyte Pharmaceuticals, Inc. *                         1,700             87,550
Medicis Pharmaceutical Corp., Class A *                1,350             59,400

                                                                        567,888


Property Management - 0.8%
Rouse Co.                                              5,000            158,750

                                                                        158,750


Real Estate - 1.0%
Post Properties, Inc.                                  4,700            189,175

                                                                        189,175


Research - 0.9%
Clintrials Research, Inc. *                            3,500             79,625
Quintiles Transnational Corp. *                        1,500             99,375

                                                                        179,000


Restaurants - 2.9%
Applebees International, Inc.                          4,300            118,250
Cheesecake Factory, Inc. *                             8,000            145,000
Longhorn Steaks, Inc. *                                5,000             94,375
Papa Johns International, Inc. *                       3,150            106,313
Rainforest Cafe, Inc. *                                4,900            116,416

                                                                        580,354


Retail - Apparel and Shoe - 3.0%
Buckle, Inc. *                                         4,000            100,000
Cutter & Buck, Inc. *                                  9,500            112,312
Gadzooks, Inc. *                                       2,650             48,362
Pacific Sunwear of California *                        3,500             90,125
St. John Knits, Inc.                                   3,000            130,500
Wet Seal, Inc., Class A                                5,000            106,875

                                                                        588,174


Retail - Department Stores - 0.6%
Nordstrom, Inc.                                        3,400            120,487

                                                                        120,487


Equity Securities (Cont'd)                             Shares           Value
Retail - Discount and Variety - 1.1%
Caseys General Stores, Inc.                            3,800            $71,250
Dollar General Corp.                                   4,725            151,200

                                                                        222,450


Retail - Special Line - 3.9%
Autozone, Inc. *                                       7,900            217,250
Eagle Hardware & Garden, Inc. *                        3,600             74,700
Home Depot, Inc.                                       3,100            155,387
Revco D.S., Inc. *                                     5,300            196,100
West Marine, Inc. *                                    5,000            139,750



Specialized Services  - 0.6%
Inacom Corp. *                                         2,800            112,000

                                                                        112,000


Telecommunications - 1.1%
Brightpoint, Inc. *                                    4,400            130,900
Verilink Corp. *                                       2,700             89,775

                                                                        220,675


Transportation - 0.3%
Hvide Marine, Inc., Class A *                          2,900             63,075

                                                                         63,075


         Total Equity Securities (Cost $16,109,112)                  19,021,621


                  TOTAL INVESTMENTS  (Cost $16,109,112) - 95.6%      19,021,621
                  Other assets and liabilities, net - 4.4%              882,702

                  Net Assets - 100%                                 $19,904,323

Assets
Investments in securities, at value                                 $19,021,621
Cash                                                                  1,187,165
Receivable for securities sold                                          113,400
Interest and dividends receivable                                         4,750
Other assets                                                              1,575

         Total assets                                                20,328,511

Liabilities
Payable for securities purchased                                        404,509
Payable to Calvert Asset Management Company, Inc.                        16,316
Payable to Calvert Administrative Services Company                        1,636
Accrued expenses and other liabilities                                    1,727

         Total liabilities                                              424,188
                  Net assets                                        $19,904,323

Net Assets Consist of:
Par value and paid-in capital applicable to 827,683 shares of common
 stock outstanding; $1 par value, 1,000,000 shares authorized       $16,996,460
Accumulated net realized gains (losses) on investments                   (4,646)
Net unrealized appreciation (depreciation) on investments             2,912,509

     Net Assets                                                     $19,904,323

     Net Asset Value per Share                                           $24.05

Net Investment Income
Investment Income
         Interest income                                                 $6,535
         Dividend income                                                 55,973

                  Total investment income                                62,508

Expenses
         Investment advisory fee                                        126,374
         Directors' fees and expenses                                     1,259
         Administrative fees                                             15,797
         Custodian fees                                                  52,152
         Reports to shareholders                                          2,221
         Professional fees                                               11,217
         Miscellaneous                                                    1,173

                   Total expenses                                       210,193
                   Fees paid indirectly                                 (52,152)
                         Net expenses                                   158,041

                              Net Investment Income (Loss)              (95,533)

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss)                                                  7,603
Change in unrealized appreciation or depreciation                     1,182,679


     Net Realized and Unrealized Gain (Loss)
     on Investments                                                   1,190,282

     Increase (Decrease) in Net Assets
     Resulting From Operations                                       $1,094,749


 Increase (Decrease) in Net Assets

Operations
   Net investment income (loss)                        $(95,533)       $(58,120)
   Net realized gain (loss)                               7,603         805,204
   Change in unrealized appreciation or depreciation  1,182,679       1,398,962


     Increase (Decrease) in Net Assets
     Resulting From Operations                        1,094,749       2,146,046


Distributions to shareholders from
   Net investment income                                   --            (3,628)

   Net realized gain on investments                     (32,307)       (466,861)

     Total distributions                                (32,307)       (470,489)

Capital share transactions
   Shares sold                                       14,697,452       2,445,856
   Shares issued from merger (Note A)                 4,728,068
   Reinvestment of distributions                         32,310         470,489
   Shares redeemed                                   (9,551,228)     (1,345,444)

     Total capital share transactions                 9,906,602       1,570,901



 Total Increase (Decrease)
 in Net Assets                                       10,969,044       3,246,458

 Net Assets

Beginning of year                                     8,935,279       5,688,821

End of year                                         $19,904,323      $8,935,279


 Capital Share Activity

Shares sold                                             618,839         112,840

Shares issued from merger (Note A)                      207,827
Reinvestment of distributions                             1,343          20,976
Shares redeemed                                        (398,789)        (70,579)

   Total capital share activity                         429,220          63,237




Note A-Significant Accounting Policies
     General: The Capital Accumulation Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

     On February 23, 1996, the net assets of CRIEquity Portfolio were merged into the Portfolio. The acquisition was accomplished by a tax free exchange of 207,827 shares of the Portfolio (valued at $4,728,068) for the 259,797 shares of CRIEquity Portfolio outstanding at February 23, 1996. CRIEquity Portfolio's net assets at that date, including $249,296 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of the Portfolio and CRIEquity Portfolio immediately before the acquisition were $9,742,153 and $4,727,159, respectively.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

     The Fund designates $6,891 as capital gain dividends for taxable year ended December 31, 1996.

     Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.



Note B-Related Party Transactions
     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Portfolio's average daily net assets.

     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio's annual average daily net assets.

     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

     Each Director who is not affiliated with the Advisor received a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Effective August 1, 1996, annual fees and meeting fees were increased to $3,000 and $750, respectively.


Note C-Investment Activity
     During the year, purchases and sales of investments, other than short-term securities, were $27,029,176 and $17,513,139, respectively. Such transactions are exclusive of the effects of the merger of CRI Equity

     The cost of investments owned at December 31, 1996 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $2,912,509, of which $3,638,769 related to appreciated securities and $726,260 related to depreciated securities.

     Net realized capital loss carryforward, for federal income tax purposes, of $1,598 at December 31, 1996 may be utilized to offset future capital gains until expiration in 2004.


                                             Years Ended December 31,
                                               1996          1995         1994

Net asset value, beginning                   $22.42        $16.97       $18.95

Income from investment operations
   Net investment income                       (.12)         (.15)         .10
   Net realized and unrealized gain (loss)     1.79          6.85        (1.98)

     Total from investment operations          1.67          6.70        (1.88)
Distributions from
   Net investment income                         --          (.01)        (.10)
   Net realized gains                          (.04)        (1.24)          --

     Total distributions                       (.04)        (1.25)        (.10)
Total increase (decrease) in net asset value   1.63          5.45        (1.98)
Net asset value, ending                      $24.05        $22.42       $16.97

Total return                                   7.44%        39.46%       (9.92%)

Ratios to average net assets:
   Net investment income                       (.60%)        (.84%)        .68%

   Total expenses                              1.33%         1.56%          --
   Net expenses                                1.00%         1.25%         .79%
   Expenses reimbursed                            --          .10%          --
Portfolio turnover**                            124%          135%          79%
Average commission rate paid                  $.0563          --            --
Net assets, ending (in thousands)            $19,904        $8,935       $5,689
Number of shares outstanding,
   ending (in thousands)                         828           398          335


                                                       Years Ended December 31
                                                           1993          1992

Net asset value, beginning                               $17.87          $15.82
Income from investment operations
   Net investment income                                    .08             .09
   Net realized and unrealized gain (loss)                 1.27            2.09
     Total from investment operations                      1.35            2.18
Distributions from
   Net investment income                                   (.08)           (.09)
   Net realized gains                                      (.19)           (.04)
     Total distributions                                   (.27)           (.13)
Total increase (decrease) in net asset value               1.08            2.05
Net asset value, ending                                  $18.95          $17.87

Total return                                              7.56%           13.73%
Ratios to average net assets:
   Net investment income                                   .66%            1.19%
   Total expenses                                         --               --
   Net expenses                                            .80%             .39%
   Expenses reimbursed                                    --                .87%
Portfolio turnover                                          26%               2%
Net assets, ending (in thousands)                        $4,986            $870
Number of shares outstanding,
   ending (in thousands)                                    263              49

     CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO

Dear Investor:
     Changing expectations for the strength of the economy and direction of interest rates made for very volatile financial markets during 1996. Stock market investors emerged with strong gains; the Standard & Poor's 500 Stock Index gained almost 23% for the year. The bond market see-sawed, with the yield on the benchmark 30-year Treasury bond closing the year just three-quarters of a percent above where it began. While many investors believed the Federal Reserve would intervene to tighten monetary policy, the Fed took no action after cutting the federal funds rate by 25 basis points in late January.


                      Calvert Responsibly Invested
                           Balanced Portfolio

           Change in value of a hypothetical $10,000 investment.

                              (Graph appears here)

                     12/31/96   12/31/95  12/31/94  12/31/93  12/31/92  12/31/91

CRI BALANCED         $28,872    $25,458   $19,617   $20,273   $18,772   $17,444

S & P 500 Rein       $41,395    $33,668   $24,480   $24,164   $21,955   $20,402

Lehman Aggregate Bd  $21,023    $20,286   $17,271   $18,212   $16,220   $14,906

90-DAY               $17,223    $16,386   $15,511   $14,870   $14,431   $13,946



                     12/31/90   12/31/89  12/31/88  12/31/87  1/1/87

CRI BALANCED         $14,997    $14,395   $11,924   $10,681   $10,000

S & P 500 Rein       $15,646    $16,148   $12,268   $10,525   $10,000

Lehman Aggregate Bd  $13,292    $12,389   $11,182   $10,151   $10,000

90-DAY               $13,221    $12,272   $11,318   $10,591   $10,000



                           Average Annual Total Return
                             (period ending 12/31/96)


          1 Year  12.62%                          5 Year  10.45%
     10 Year 11.11%                        Life of Fund 10.41% (9/86)*


               *New sub-advisors assumed management of the
                    Portfolio effective February 1995.

     Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity.
            Past performance does not indicate future results.




Fund Performance and Strategy
     We maintained the Portfolio's target asset allocation of roughly 60% equities and 40% fixed-income securities throughout 1996. Equity holdings were the strongest contributors to the Fund's return, which is not surprising given the strength of the stock market.

Equity Investments-NCM Capital Management
     We continued to focus on companies in the technology and financial services industries. The financial services group turned in good gains as profits were strong due to continued low interest rates. Some of our technology holdings-semiconductors, chips and equipment-were hurt by unfavorable supply and demand conditions, but our technology position as a whole was positive for performance for the year due to strong gains from EMC Corp and BMC Software.
     Consumer staples companies (food, drugs and personal care items) also did well as investors moved to these more defensive stocks. While we did not have a large commitment to the consumer staples group, our holdings of Gillette and Hershey contributed good gains. Energy services companies also advanced as improved supply and demand conditions boosted profit potential. In this group, Smith International was a strong performer.
     The Portfolio invests a small portion of assets (slightly less than 3% at year-end) in foreign securities. For this period, our holdings of Umbono
Investment Corp., a South African company, were hurt by the continued devaluation of the currency. We are optimistic that the bulk of the currency decline has passed, and we maintain a favorable opinion of this stock's investment potential. We are also pleased to have an opportunity to participate in Afric's economic growth.

Fixed-Income Investments-Calvert Asset Management Company
     We kept the Portfolio's interest rate sensitivity in line with our benchmark. The bond market was very volatile throughout 1996, and we did not believe it was prudent to take a decidedly conservative or aggressive stance until a clearer picture emerged regarding the strength of the economy. The Portfoli's weighted average maturity was 13 years at the end of 1996, compared to 14 years at the end of 1995.
Outlook
     The markets will likely continue to exhibit a high degree of volatility. Stocks' extended valuations and uncertainty about whether companies can meet earnings estimates could dampen investors "exuberance." We expect the return on stocks for 1997 will come closer to historical averages than the exceptional returns of 1995 and 1996. The bond market is likely to remain skittish, at least for the first half of the year, as investors still struggle to reconcile low inflation numbers with strong labor reports. The Portfolio's blend of stocks and bonds should help to smooth the ups and downs of specific markets, sectors and securities.
     We appreciate your investment.

Sincerely,




Clifton S. Sorrell
President

January 17, 1997

Report of Independent Accountants

     To the Board of Directors of Acacia Capital Corporation and Shareholders of Calvert Responsibly Invested Balanced Portfolio:

     We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Balanced Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Balanced Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 31, 1997

Equity Securities - 57.1%                               Shares          Value

Airlines - 0.6%
Comair Holdings, Inc.                                    41,400        $993,600

                                                                        993,600

Biotechnology - 1.0%
Amgen, Inc. *                                            29,560       1,607,325

                                                                      1,607,325

Building Materials and Construction - 0.6%
Oakwood Homes Corp.                                       3,700         999,637

                                                                        999,637

Business Equipment and Services - 1.2%
Hewlett Packard Co.                                      22,300       1,120,575
Sun Microsystems, Inc. *                                 29,640         761,377

                                                                      1,881,952

Communications - 2.0%
Ameritech Corp.                                          30,595       1,854,822
U.S. Robotics Corp. *                                    20,200       1,454,400

                                                                      3,309,222


Computer - Hardware - 1.9%
Compaq Computer Corp. *                                  23,400       1,737,450
International Business Machines                           9,300       1,404,300

                                                                      3,141,750

Computer - Networks - 2.4%
3Com Corp. *                                             24,400       1,790,350
Cisco Systems, Inc. *                                    31,800       2,023,275

                                                                      3,813,625

Computer - Software - 4.0%
BMC Software, Inc. *                                     17,500         724,063
Computer Associates International, Inc.                  38,577       1,919,206
Microsoft Corp. *                                        20,820       1,720,253
Oracle Corp. *                                           48,757       2,035,605

                                                                      6,399,127

Consumer Products and Services - 4.9%
Avon Products, Inc.                                      28,400       1,622,350
Colgate Palmolive Co.                                    27,400       2,527,650
CUC International, Inc. *                                55,450       1,316,937
Gillet Co.                                               32,100       2,495,775

                                                                      7,962,712



Equity Securities (Cont'd)                              Shares          Value
Delivery - 0.7%
Federal Express Corp. *                                  23,800      $1,059,100

                                                                      1,059,100

Electronics - 2.8%
Arrow Electronics, Inc. *                                14,200         759,700
Atmel Corp. *                                            26,800         887,750
EMC Corp. *                                              38,450       1,273,656
Intel  Corp.                                             11,700       1,531,969

                                                                      4,453,075

Entertainment - 1.3%
Regal Cinemas, Inc. *                                    34,200       1,051,650
Walt Disney Co.                                          15,005       1,044,723

                                                                      2,096,373

Financial Services - 9.4%
Banc One Corp.                                           21,700         933,100
Bank New York, Inc.                                      29,000         978,750
Bank of Boston Corp.                                     19,315       1,240,989
BankAmerica Corp.                                        23,200       2,314,200
Chase Manhattan Corp.                                    20,300       1,811,775
Federal National Mortgage Assn.                          42,700       1,590,575
Green Tree Financial Corp.                               48,530       1,874,471
SunAmerica, Inc.                                         39,300       1,743,937
Umbono Investment Corp., Ltd. *                       1,156,540       2,719,235

                                                                     15,207,032


Food Products - 3.0%
CPC International, Inc.                                  32,300       2,503,250
Hershey Foods Corp.                                      31,200       1,365,000
McCormick & Co., Inc.                                    41,900         987,269

                                                                      4,855,519

Health Care - 2.4%
Cardinal Health, Inc.                                    25,500       1,485,375
Johnson & Johnson                                        46,500       2,313,375

                                                                      3,798,750

Industrial Products - 0.9%
Praxair, Inc.                                            31,200       1,439,100

                                                                      1,439,100

Insurance  - 3.1%
AFLAC, Inc.                                              39,050       1,669,387
American International Group, Inc.                       20,350       2,202,887
MGIC Investment Corp.                                    15,500       1,178,000

                                                                      5,050,274


 Equity Securities (Cont'd)                              Shares       Value


Manufacturing  - 0.9%
Dover Corp.                                              29,945       $1,504,736

                                                                      1,504,736

Medical - 2.6%
Boston Scientific Corp. *                               17,185        1,031,100
Guidant Corp.                                           26,900        1,533,300
Medtronic, Inc.                                         23,900        1,625,200

                                                                      4,189,600

Office Equipment and Supplies - 1.6%
Officemax, Inc. *                                      104,800        1,113,500
Viking Office Products, Inc. *                          55,000        1,467,813

                                                                      2,581,313

Oil and Gas - 0.6%
Seitel, Inc. *                                          24,100          964,000

                                                                        964,000


Paper and Packaging - 1.6%
Avery Dennison Corp.                                    43,100        1,524,663
Sealed Air Corp. *                                      24,800        1,032,300

                                                                      2,556,963

Pharmaceutical - 1.4%
Merck & Co., Inc.                                       28,800        2,282,400

                                                                      2,282,400

Retail - 2.6%
Barnes & Noble, Inc. *                                  41,600        1,123,200
Consolidated Stores Corp. *                             32,313        1,038,039
Jones Apparel Group, Inc. *                             30,600        1,143,675
Penney (J.C.), Inc.                                     18,000          877,500

                                                                      4,182,414

Telecommunications - 3.6%
360 Communications Co. *                                58,500        1,352,813
Century Telephone Enterprises, Inc.                     47,465        1,465,482
Ericsson (L. M.) Telephone, Co., Class B, ADR           51,405        1,551,788
SBC Communications, Inc.                                27,400        1,417,950

                                                                      5,788,033


   Total Equity Securities (Cost $77,958,662)                        92,117,632

                                                       Principal
 Mortgage Backed Securities - 10.8%                    Amount


Advanta Corp., 5.50%, 3/25/10                       $1,729,639        1,646,941
Federal Home Loan Mortgage Corp., 5.125%, 8/15/06    1,790,349        1,752,035
Federal Home Loan Mortgage Corp., 5.50%, 5/1/11      3,656,123        3,440,883
Federal Home Loan Mortgage Corp., 6.00%, 12/15/19    1,000,000          971,310
Federal Home Loan Mortgage Corp., 6.50%, 8/15/21     1,000,000          991,730


                                                       Principal
Mortgage Backed Securities (Cont'd)                    Amount           Value
Federal National Mortgage Assn., 6.00%, 5/1/06      $2,498,439       $2,430,878
Federal National Mortgage Assn., 6.50%, 12/25/23     1,000,000          960,480
Federal National Mortgage Assn., 7.00%, 8/1/25         943,971          923,789
Government National Mortgage Assn., 6.50%, 12/15/23  1,311,000        1,258,560
Vendee Mortgage Trust, 6.75%, 9/15/09                1,163,000        1,164,772
Vendee Mortgage Trust, 8.00%, 7/15/18                1,000,000        1,043,220
Vendee Mortgage Trust, 6.75%, 4/15/22                1,000,000          916,160

   Total Mortgage Backed Securities (Cost $17,448,342)               17,500,758

 Municipal Obligations - 9.0%


Illinois Housing Development Authority, 8.35%, 8/1/26 1,130,000       1,163,222
La Miranda, California Industrial Development Authority
VRDN,
   5.70%, 12/1/26, LOC: First National
Bank of Chicago **                                    7,500,000       7,500,000
Maryland State Economic Development Corp., 8.00%,
10/1/05                                               1,000,000       1,004,790
Maryland State Economic Development Corp., 8.625%,
10/1/19                                                 750,000         767,468
Miami Beach, Florida Redevelopment Agency, 8.80%,
 12/1/15                                              2,585,000       2,750,182
Texas State, College Student Loan, 7.35%, 12/1/21       600,000         588,534
Virginia State Housing Development Authority, 7.55%,
7/1/11                                                  740,000         753,313

   Total Municipal Obligations (Cost $14,306,777)                    14,527,509

 Corporate Obligations - 8.4%


Albertsons, Inc., 6.18%, 3/22/00                        25,000           24,925
AMR Corp., 9.82%, 3/7/01                                25,000           27,525
BellSouth Savings, 9.19%, 7/1/03                       366,807          401,537
Continental Valorem Corp. VRDN, 6.45%, 6/1/13,
   LOC: Tokai Bank Ltd. **                             700,000          700,000
Dayton Hudson Corp., 9.00%, 10/1/21                     60,000           67,762
Dean Witter Discover & Co., 6.30%, 1/15/06           1,000,000          946,040
Discover Card Master Trust, 6.05%, 8/18/08           1,500,000        1,420,395
First Union Corp., 6.55%, 10/15/35                   1,000,000          972,620
International Business Machines, 7.00%, 10/30/25     2,000,000        1,907,420
MedPartners, Inc., 7.375%, 10/1/06                   2,000,000        2,007,260
Puget Power Consv., 6.45%, 4/11/05                   1,596,737        1,594,834
SunAmerica, Inc., 8.125%, 4/28/23                    2,000,000        2,102,140
United Dominion Realty Trust, Inc., 8.50%, 9/15/24   1,200,000        1,318,056


   Total Corporate Obligations (Cost $13,439,121)                    13,490,514

 U.S. Government and
 Instrumentalities - 7.5%


Federal Farm Credit Bank, 6.75%, 5/14/99             3,000,000        3,014,340
Federal Home Loan Mortgage Corp., 6.80%, 5/14/99     2,000,000        2,009,920
Federal National Mortgage Assn., 5.49%, 10/2/03      1,075,000        1,015,950
Financing Corp., 9.80%, 11/30/17                        50,000           64,808


 U.S. Government and                                  Principal
 Instrumentalities (Cont'd)                           Amount            Value


Financing Corp., 9.80%, 4/6/18                         $50,000          $64,964
Resolution Funding Corp., 8.625%, 1/15/21            1,000,000        1,202,720
Silver Spring Metro Center, 6.875%, 5/15/13             50,000           46,993
Small Business Administration, 8.05%, 6/1/12           786,268          808,473
Small Business Administration, 7.70%, 7/1/16         3,000,000        3,099,450
WNH Ltd. Partnership, 9.40%, 10/1/99                   705,000          747,258


   Total U.S. Government Agencies and Instrumentalities
   (Cost $11,950,760)                                                12,074,876

 U.S. Treasury - 6.0%


U.S. Treasury Bonds, 6.875%, 8/15/25                1,500,000         1,528,785
U.S. Treasury Notes, 5.875%, 11/15/05               1,000,000           964,090
U.S. Treasury Notes, 5.625%, 2/15/06                1,000,000           945,770
U.S. Treasury Notes, 7.00%, 7/15/06                 6,000,000         6,232,860


   Total U.S. Treasury  (Cost $9,701,626)                             9,671,505

 Other Debt - 0.6%


Chickasaw Nation, Oklahoma, 10.00%, 8/1/03          1,000,000         1,033,240
South Africa Rep., 9.625%, 12/15/99                    15,000            15,956


   Total Other Debt  (Cost $1,014,785)                                1,049,196

     TOTAL INVESTMENTS  (Cost $145,820,073) - 99.4%                 160,431,990
     Other assets and liabilities, net - 0.6%                         1,041,004
     Net Assets - 100%                                             $161,472,994


Assets
Investments in securities, at value                                $160,431,990
Cash                                                                    447,742
Receivable for securities sold                                          373,591
Interest and dividends receivable                                     1,098,455
Other assets                                                             14,446

   Total assets                                                     162,366,224

Liabilities
Payable for securities purchased                                        764,856
Payable to Calvert Asset Management Company, Inc.                       101,314
Accrued expenses and other liabilities                                   27,060

   Total liabilities                                                    893,230
     Net assets                                                    $161,472,994


Net Assets Consist of:

Par value and paid-in capital applicable to 91,045,481 shares of common
stock outstanding; $1 par value, 92,000,000 shares authorized      $145,095,219
Undistributed net investment income (loss)                              380,193
Accumulated net realized gains (losses) on investments
and foreign currencies                                                1,385,665
Net unrealized  appreciation  (depreciation)  on
investments and assets and liabilities in foreign currencies         14,611,917

     Net Assets                                                    $161,472,994


     Net Asset Value per Share                                           $1.774

Net Investment Income
Investment Income
         Interest income                                             $3,929,028
         Dividend income (net of foreign taxes of $11,929)              767,242

                  Total investment income                             4,696,270

Expenses
         Investment advisory fee                                        963,829
         Directors' fees and expenses                                    11,108
         Custodian fees                                                  47,112
         Reports to shareholders                                          6,172
         Professional fees                                               57,536
         Miscellaneous                                                    7,972

                  Total expenses                                      1,093,729
     Fees paid indirectly                                               (47,112)

                           Net expenses                               1,046,617

         Net Investment Income                                        3,649,653

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
         Securities                                                   9,074,404
         Foreign currencies                                             (16,554)

                                                                      9,057,850

Change in unrealized appreciation or depreciation on:
         Securities                                                   3,628,653

         Assets and liabilities in foreign currencies                        24

                                                                      3,628,677


     Net Realized and Unrealized Gain (Loss)
     on Investments                                                  12,686,527


     Increase (Decrease) in Net Assets
     Resulting From Operations                                      $16,336,180



 (Decrease) in Net Assets

Operations
   Net investment income                            $3,649,653       $2,688,213
   Net realized gain (loss)                          9,057,850        9,131,406
   Change in unrealized appreciation or depreciation 3,628,677       10,212,473


     Increase (Decrease) in Net Assets
     Resulting From Operations                      16,336,180       22,032,092


Distributions to shareholders from
   Net investment income                            (3,502,338)      (2,379,651)
   Net realized gain on investments                 (8,620,000)      (7,467,802)

     Total distributions                           (12,122,338)      (9,847,453)


Capital share transactions
         Shares sold                                38,725,037       27,827,854
         Shares issued from merger (Note A)          3,670,827
         Reinvestment of distributions              12,122,338        9,847,453
   Shares redeemed                                  (7,496,263)      (6,215,413)

       Total capital share transactions             47,021,939       31,459,894


 Total Increase (Decrease)
 in Net Assets                                      51,235,781       43,644,533

 Net Assets

Beginning of year                                  110,237,213       66,592,680

End of year (including undistributed net investment
   income of $380,193 and $270,941, respectively) $161,472,994     $110,237,213

Capital Share Activity

Shares sold                                         21,664,978       16,449,557
Shares issued from merger (Note A)                   2,061,104
Reinvestment of distributions                        6,833,336        5,782,412
Shares redeemed                                     (4,241,957)      (3,747,516)

         Total capital share activity               26,317,461       18,484,453


     Note-A Significant Accounting Policies General: The Balanced Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

     On February 23, 1996, the net assets of CRI Bond Portfolio were merged into the Portfolio. The acquisition was accomplished by a tax free exchange of 2,061,104 shares of the Portfolio (valued at $3,670,827) for the 230,738 shares of CRIBond Portfolio outstanding at February 23, 1996. CRIBond Portfoli's net assets at that date, including $1,419 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of the Portfolio and CRIBond Portfolio immediately before the acquisition were $121,161,865 and $3,670,445, respectively.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

     Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into
U. S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations
which  may  differ   from   generally   accepted   accounting   principles,
accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

     The Fund designates $6,500,000 as capital gain dividends for taxable year ended December 31, 1996.

     Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

     Note-B Related Party Transactions Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Portfolio's average daily net assets. Effective July, 1996, the Portfolio began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Lipper Balanced Funds Index.

     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

     Each Director who is not affiliated with the Advisor received a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Effective August 1, 1996, annual fees and meeting fees were increased to $3,000 and $750, respectively.
Note C-Investment Activity

     During the year, purchases and sales of investments, other than short-term securities, were $161,454,850 and $121,803,926, respectively. U.S. government
security   purchases  were   $56,865,794  and  sales  were   $37,342,926.

     Such transactions are exclusive of the effects of the merger of CRI Bond.

     The cost of investments owned at December 31, 1996 was substantially the same for federal income tax purposes and financial reporting purposes. Net unrealized appreciation aggregated $14,611,917, of which $16,800,589 related to appreciated securities and $2,188,672 related to depreciated securities.

     As a cash management practice, the Portfolio may sell or purchase short-term variable rate notes from other Portfolios managed by the Advisor. All transactions are executed at independently dervied prices.



Net asset value, beginning                   $1.703        $1.440        $1.537

Income from investment operations
   Net investment income                       .040          .050          .046
   Net realized and unrealized gain (loss)     .175          .380         (.097)

     Total from investment operations          .215          .430         (.051)
Distributions from
   Net investment income                      (.042)        (.040)        (.046)
   Net realized gains                         (.102)        (.127)           --

     Total distributions                      (.144)        (.167)        (.046)
Total increase (decrease) in net asset value   .071          .263         (.097)
Net asset value, ending                      $1.774        $1.703        $1.440

Total return                                 12.62%        29.87%        (3.30%)

Ratios to average net assets:
   Net investment income                      2.71%         3.08%         3.39%

   Total expenses                              .81%          .83%            --
   Net expenses                                .78%          .81%          .80%
Portfolio turnover                              99%          163%           43%
Average commission rate paid                 $.0481          --              --
Net assets, ending (in thousands)          $161,473      $110,237       $66,593
Number of shares outstanding,
   ending (in thousands)                     91,045        64,728        46,244




Net asset value, beginning                             $1.465        $1.403
Income from investment operations
   Net investment income                                 .045          .044
   Net realized and unrealized gain (loss)               .072          .062
     Total from investment operations                    .117          .106
Distributions from
   Net investment income                                (.045)        (.044)
   Net realized gains                                      --           --
     Total distributions                                (.045)        (.044)
Total increase (decrease) in net asset value             .072          .062
Net asset value, ending                                $1.537        $1.465

Total return                                            8.00%         7.61%
Ratios to average net assets:
   Net investment income                                3.69%         4.05%
   Total expenses                                         --           --
   Net expenses                                          .81%          .85%
Portfolio turnover                                        14%           15%
Net assets, ending (in thousands)                     $54,000       $28,471
Number of shares outstanding,
   ending (in thousands)                               35,142        19,433

     CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO

Dear Investor:
     Nineteen ninety-six was a good year for the world's stock markets. The U.S. put in a solid performance, but importantly, other global markets also contributed strong gains. Top performers included Spain, which benefited from a rising currency as well as a strong equity market, Hong Kong, which managed to shrug off the uncertainties of the reversion to Chinese rule in 1997, the U.K., the Netherlands and Ireland. The weakest performer was Japan, where the economy's recovery continued to be dogged by the weakness of the financial system. In dollar terms, the market ended down 15.4% for the year, which put a severe drag on performance measures of the global stock market.


                        Calvert Responsibly Invested
                           Global Equity Portfolio

           Change in value of a hypothetical $10,000 investment.

                              (Graph appears here)

                   12/31/96   12/31/95  12/31/94  12/31/93  12/31/92  6/30/92

CRI GLOBAL EQUITY  $15,800    $13,797   $12,281   $12,548   $9,673    $10,000

MSCI WORLD INDEX    $17,492   $15,344   $12,548   $11,979   $9,729    $10,000



                           Average Annual Total Return
                             (period ending 12/31/96)


          1 Year  14.99%                  Life of Fund  10.71% (6/92)

     Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity.
            Past performance does not indicate future results.




Performance
     The CRI Global Equity Portfolio generated a strongly positive return for the 12-month period. The Fund's return was in-line with the Morgan Stanley Capital International World Index (an unmanaged Index of the world's stock markets).

Investment Strategy
     Our strategy for the year was to underweight the U.S. market on the basis of the maturity of the economic cycle and the potential for a deterioration in earnings and valuations and to overweight the markets of the Far East, particularly Hong Kong, where we were optimistic on both valuations and the colony's ability to steer a steady course through the changeover of sovereignty. We maintained a market weighting in Europe as a whole, but focused on the peripheral countries.
     During the first quarter, we added to our position in Japan to take advantage of seasonal market weakness. After the market's 7.2% rise in April, we began to steadily reduce exposure through the year, switching assets to the core European markets of Germany and Switzerland. Late in the year, we began to lessen our commitment to the U.K. We think we experienced the bulk of this market's advance in 1996, and the U.K. now poses greater political risk, due to the coming general election. Outlook
     As we enter 1997, we look forward to a period of synchronized growth through many economies. While the U.S. and the U.K. lead the business cycle and should be the first to see interest rates raised and growth slow, elsewhere the expansion is still proceeding and at a moderate and sustainable pace. We therefore anticipate some switching of assets from the U.S. to the international markets which have lagged in this cycle.
Sincerely,




Clifton S. Sorrell
President

January 17, 1997

Report of Independent Accountants

     To the Board of Directors of Acacia Capital Corporation and Shareholders of Calvert Responsibly Invested Global Equity Portfolio:

     We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Global Equity Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Global Equity Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.
                                            COOPERS & LYBRAND L.L.P
Baltimore, Maryland
January 31, 1997

                         Global Equity Portfolio
                        Portfolio of Investments
                            December 31, 1996

Equity Securities - 95.1%                              Shares           Value
Australia - 4.4%
Australian & New Zealand Bank Group                    25,000          $157,579
Brambles Industries, Ltd.                              10,000           195,136
National Australia Bank                                23,000           270,567

                                                                        623,282


France - 6.2%
Assur Gen de France                                    3,105            100,239
Canal Plus                                               650            143,568
Pinault Printemps Redoute, S.A.                          800            317,317
SGS Thomas Micro *                                     4,300            304,153

                                                                        865,277

Germany - 5.0%
Douglas Holdings                                       6,790            266,958
Linde                                                    350            213,803
Volkswagen                                               520            216,272

                                                                        697,033


Hong Kong - 8.0%
Amoy Properties                                      100,000            144,159
Cheung Kong Holdings                                  20,000            177,775
Hong Kong Land Holdings                              100,000            278,000
Hysan Development                                     55,000            219,019
Hysan Development (warrants)*                          2,750              2,489

Sun Hung Kai Properties                               25,000            306,258

                                                                      1,127,700


Italy - 2.5%
Parmalat Finanz                                       84,000            128,464
STET                                                  19,500             88,695
Telecom Italia Mobile                                 53,600            135,502

                                                                        352,661


Japan - 15.7%
Canon Sales Co., Inc.                                  8,800            194,526
Eisai Co.                                             11,000            216,562
Fuji Machine Manufacturing                             7,000            185,563
Hitachi Zosen Corp.                                   20,000             77,714
Itochu Corp.                                          28,000            150,384
Keyence Corp.                                          1,000            123,478
Nikko Securities                                      12,000             89,526
Nippon Sanso Corp.                                    40,000            141,266
Nitto Denko Corp.                                      5,000             73,396
Sanwa Bank                                            12,000            163,716
Equity Securities (Cont'd)                            Shares            Value
Japan (Cont'd)
Shinmaywa Industries                                  18,000           $132,579
Shiseido Co.                                          17,000            196,702
Sumitomo Electric Industries                          13,000            181,850
Takasago Thermal Engineering                          12,000            152,318
Tokyo Style Co.                                        9,000            125,896


                                                                      2,205,476


Malaysia - 3.7%
AMMB Holdings Berhad                                  30,000            251,831
Malayan Bank Berhad                                   24,000            266,086

                                                                        517,917


Mexico - 6.3%
Banco Frances Del Rio La Plata, ADR                    4,600            126,500
Banpais, S.A., ADR *                                  10,000                  0
Cifra, S.A. de C.V., ADR *                           159,000            194,298
Grupo Industrial Durango, S.A., ADR *                 11,000            116,875
Telefonos de Mexico, S.A., ADR                         5,800            191,400
Transportadora de Gas, ADR                            21,000            257,250

                                                                        886,323


Netherlands - 5.7%
Elsevier,  N.V.                                       11,600            196,189
ING Groep, N.V.                                        8,200            295,418
Vendex International                                   1,960             83,895
Ver Ned Uitgevers                                     10,550            220,594

                                                                        796,096


New Zealand - 2.7%
Independent News                                      35,000            175,680

Wilson & Horton                                       25,000            203,252

                                                                        378,932


Singapore - 3.4%
Keppel Corp.                                          17,000            132,423
City Developments                                     20,000            180,090
Straits Steamship Land                                50,000            160,080

                                                                        472,593


Spain - 4.9%
Aguas de Barcelona                                     4,937            205,352
Prosegur Seguridad                                    15,325            141,652
Telefonica de Esp                                      8,810            204,600
Vallehermoso, S.A.                                     6,340            137,470

                                                                        689,074


Sweden  - 0.3%
Scania AB, Series A                                      930             23,182
Scania AB, Series B                                      930             23,250

                                                                         46,432

Equity Securities (Cont'd)                             Shares           Value
Switzerland  - 3.8%
Winterthur                                               440           $254,434

Zurich Versicherun                                     1,000            277,923

                                                                        532,357


Thailand  - 0.1%
Bangkok Bank                                           1,000              9,670

                                                                          9,670


United Kingdom - 13.2%
Allied Irish Banks                                    32,334            217,148
Anglian Water                                         10,100            101,744
Argyll Group                                          10,000             36,834
Azlan Group                                            4,000             38,976
Bellway                                                9,300             48,277
Cadbury Schweppes                                     11,200             94,596
Carlton Communications                                11,200             98,165
Commercial Union                                       6,700             78,628
Firstbus                                              11,900             41,998
Glynwed International                                  6,600             37,992
Johnson Matthey                                        8,400             79,438
Kingfisher                                             9,100             98,218
Lloyds TSB Group                                      15,700            115,928
Low & Bonar                                            7,000             48,809
Marks & Spencer                                       10,700             90,190
National Westminster                                   9,000            105,773
Powerscreen International                              4,000             38,718
Safeway                                               11,700             80,779
SIG                                                    9,100             37,572
Smith & Nephew                                        32,200            100,125
Smurfit Jefferson                                     28,810             83,167
Somerfield *                                          14,700             41,554

Vitec Group                                            3,200             38,924
Wolseley                                              12,800            100,983

                                                                      1,854,536

United States - 9.2%
Brady, (W.H.) Co., Class A                             4,900            120,662
Cardinal Health, Inc.                                  2,250            131,063
Fort Howard Corp. *                                    4,300            119,056
Great Western Financial Corp.                          4,000            116,000
Household International, Inc.                          1,300            119,925
Interim Services, Inc. *                               2,600             92,300
La Quinta Inns, Inc.                                   5,500            105,188
Lear Corp. *                                           3,400            116,025
Molex, Inc., Class A                                   3,200            114,000
Equity Securities (Cont'd)                            Shares            Value
United States (Cont'd)
Quorum Health Group, Inc. *                            4,000           $119,000
Worldcom, Inc. *                                       5,000            130,313

                                                                      1,283,532


         Total Equity Securities (Cost $12,194,881)                  13,338,891


                                                   Prinicipal
Time Deposit - 4.7%                                Amount
State Street Bank, London, 5.40%, 1/3/97            $656,470            656,470


         Total Time Deposit (Cost $656,470)                             656,470

                  TOTAL INVESTMENTS (Cost $12,851,351) - 99.8%       13,995,361
                  Other assets and liabilities, net - 0.2%               31,456
                  Net Assets - 100%                                 $14,026,817


                    Global Equity Portfolio
               Statement of Assets and Liabilities
                       December 31, 1996

Assets
Investments in securities, at value                                 $13,995,361
Cash                                                                     19,919
Interest and dividends receivable                                        28,348
Other assets                                                              1,493

         Total assets                                                14,045,121


Liabilities
Payable to Calvert Asset Management Company, Inc.                        11,683
Payable to Calvert Administrative Services Company                        1,167
Accrued expenses and other liabilities                                    5,454

         Total liabilities                                               18,304
                  Net assets                                        $14,026,817


Net Assets Consist of:
Par value and paid-in capital applicable to 748,445 shares of common
     stock outstanding; $1 par value, 1,000,000 shares authorized   $12,775,344
Undistributed net investment income (loss)                               14,340
Accumulated net realized gain (loss) on investments and
     foreign currencies                                                  92,805
Net unrealized appreciation (depreciation) on investments and assets
     and liabilitiesin foreign currencies                             1,144,328

     Net Assets                                                     $14,026,817


     Net Asset Value per Share                                           $18.74


                    Global Equity Portfolio
                    Statement of Operations
                       December 31, 1996

Net Investment Income
Investment Income
         Interest income                                                $53,884
         Dividend income (net of foreign taxes of $20,785)              215,762

                  Total investment income                               269,646

Expenses
         Investment advisory fee                                        122,600
         Directors' fees and expenses                                     1,002
         Administrative fees                                             40,000
         Custodian fees                                                  50,124
         Reports to shareholders                                          4,791
         Professional fees                                                3,324
         Miscellaneous                                                      638
   Reimbursement from Advisor                                           (27,740)

                  Total expenses                                        194,739
     Fees paid indirectly                                               (50,124)

                           Net expenses                                 144,615

         Net Investment Income (Loss)                                   125,031


Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
         Securities                                                     666,540
         Foreign currencies                                             (23,160)

                                                                        643,380

Change in unrealized appreciation or depreciation on:
         Securities                                                     899,012

   Assets and liabilities in foreign currencies                          (2,422)

                                                                        896,590


     Net Realized and Unrealized Gain (Loss)
     on Investments                                                   1,539,970

     Increase (Decrease) in Net Assets
     Resulting From Operations                                       $1,665,001

                         Global Equity Portfolio
                    Statement of Changes in Net Assets
                         December 31, 1996

                                            Year Ended             Year Ended
Increase (Decrease) in Net Assets       December 31, 1996     December 31, 1995

Operations
         Net investment income              $125,031                   $138,570
         Net realized gain (loss)            643,380                    285,214
         Change in unrealized appreciation
           or depreciation                   896,590                    722,317


     Increase (Decrease) in Net Assets
     Resulting From Operations             1,665,001                  1,146,101

Distributions to shareholders from
   Net investment income                    (100,000)                  (137,673)
   Net realized gain on investments         (597,000)                  (249,074)

     Total distributions                    (697,000)                  (386,747)

Capital share transactions
         Shares sold                       4,709,791                  3,017,493
         Reinvestment of distributions       697,005                    386,745
         Shares redeemed                  (2,178,927)                (2,097,365)

        Total capital share transactions   3,227,869                  1,306,873


 Total Increase (Decrease)
 in Net Assets                             4,195,870                  2,066,227

 Net Assets

Beginning of year                          9,830,947                  7,764,720

End of year (including undistributed
  net investment income of $14,340 and
  $12,469, respectively)                 $14,026,817                 $9,830,947


Capital Share Activity

Shares sold                                  258,532                    186,095
Reinvestment of distributions                 37,193                     22,551
Shares redeemed                             (120,463)                  (123,999)

        Total capital share activity         175,262                     84,647

Notes to Financial Statement

Note A-Significant Accounting Policies
     General: The Global Equity Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sales price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into
U. S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

     The Fund designates $400,000 as capital gain dividends for taxable year ended December 31, 1996.

     Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

     Note B-Related Party Transactions Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1% of the Portfolio's average daily net assets.

     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of the greater of $40,000 or .10% of the Portfolio's annual average daily net assets.

     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

     Each Director who is not affiliated with the Advisor received a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Effective August 1, 1996, annual fees and meeting fees were increased to $3,000 and $750, respectively.

NOTE C-Investment Activity
     During the year, purchases and sales of investments, other than short-term securities, were $11,960,074 and $9,391,388, respectively.

     The cost of investments owned at December 31, 1996 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $1,144,010, of which $1,978,991 related to appreciated securities and $834,981 related to depreciated securities.

                              Global Equity Portfolio
                                Financial Highlights

                                                Years Ended December 31

                                              1996           1995         1994

Net asset value, beginning                   $17.15         $15.89       $17.72

Income from investment operations
        Net investment income                   .17            .27          .11
        Net realized and unrealized
                gain (loss)                    2.40           1.69         (.49)

           Total from investment operations    2.57           1.96         (.38)
Distributions from
         Net investment income                 (.14)          (.25)        (.13)
         Net realized gains                    (.84)          (.45)       (1.32)

                  Total distributions          (.98)          (.70)       (1.45)
Total increase (decrease) in net asset value   1.59           1.26        (1.83)
Net asset value, ending                      $18.74         $17.15       $15.89


Total return                                  14.99%         12.35%      (2.13%)

Ratios to average net assets:
         Net investment income                 1.02%          1.48%        .59%

         Total expenses                        1.59%          1.51%         --
         Net expenses                          1.18%          1.12%       1.24%
         Expenses reimbursed                    .23%           .39%        .29%
Portfolio turnover                               85%            90%         84%
Average commission rate paid                  $.0352           --           --
Net assets, ending (in thousands)            $14,027         $9,831      $7,765
Number of shares outstanding,
         ending (in thousands)                   748            573         489

                                                  Periods Ending December 31,
                                                       1993             1992**

Net asset value, beginning                             $14.57            $15.00
Income from investment operations
   Net investment income                                  .11              (.02)
   Net realized and unrealized gain (loss)               4.07              (.41)
     Total from investment operations                    4.18              (.43)
Distributions from
   Net investment income                                 (.08)              --
   Net realized gains                                    (.95)              --
     Total distributions                                (1.03)              --
Total increase (decrease) in net asset value             3.15              (.43)
Net asset value, ending                                $17.72            $14.57

Total return                                            29.72%           (3.27%)
Ratios to average net assets:
   Net investment income                                 1.00%         (.98%)(a)
   Total expenses                                         --                --
   Net expenses                                          .94%            .98%(a)
   Expenses reimbursed                                   .10%           1.07%(a)
Portfolio turnover                                        64%              --
Net assets, ending (in thousands)                      $4,529              $236
Number of shares outstanding,
   ending (in thousands)                                  256                16

     CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO

Dear Investor:
     Interest rates remained low and the economy continued to expand modestly during 1996. Longer-term bonds exhibited a great deal of volatility, but yields on money market securities hardly moved from their position at the beginning of the year.
     It was widely expected that the Federal Reserve would intervene to tighten monetary policy when the economy appeared to gather momentum in the second quarter, but the Fed took no action after cutting the federal funds rate by 25 basis points in late January.

Performance
     The CRI Money Market Portfolio's yield was in line with an average of similar funds. This is lower than the dividend yield earned over the course of 1995, reflecting the current low interest rate environment.

Outlook
     The economy looks to be expanding at a moderate pace, but any sign of a strengthening could prompt the Federal Reserve to raise their targets for key short-term rates in order to temper the pace of economic growth. Of course, money market investors' primary objective is stability of principal, and this Portfolio continues to provide a safe harbor. We appreciate your investment.

Sincerely,




Clifton S. Sorrell
President

January 17, 1997

Report of Independent Accountants

     To the Board of Directors of Acacia Capital Corporation and Shareholders of Calvert Responsibly Invested Money Market Portfolio:

     We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Money Market Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund;s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Money Market Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 31, 1997

                         Money Market Portfolio
                       Portfolio of Investments
                         December 31, 1996

U.S. Government Agencies and                        Principal
Instrumentalities - 45.3%                           Amount              Value

Federal Farm Credit Bank, 5.22%, 1/3/97             $155,000           $154,955
Federal Farm Credit Bank, 5.21%, 2/6/97              200,000            198,958
Federal Farm Credit Bank, 5.27%, 3/19/97             250,000            247,182
Federal Home Loan Bank Board, 5.21%, 2/13/97         200,000            198,755
Federal Home Loan Mortgage Corp., 5.22%, 1/16/97     300,000            299,348
Federal Home Loan Mortgage Corp., 5.40%, 1/23/97      75,000             74,753
Federal Home Loan Mortgage Corp., 5.21%, 2/11/97     198,000            196,825
Federal National Mortgage Assn., 5.22%, 1/28/97      615,000            612,592

         Total U.S. Government Agencies and Instrumentalities
        (Cost $1,983,368)                                             1,983,368

Corporate Obligations - 40.3%
Alabama State Industrial Development Authority VRDN,
         5.80%, 5/1/10, LOC: Regions Bank *          100,000            100,000
Alabama State Industrial Development Authority VRDN,
         5.90%, 12/1/19, LOC: Chemical Bank *        140,000            140,000
Arbor Properties, Inc. VRDN, 6.20%, 11/1/21,
         LOC: Amsouth Bank *                         100,000            100,000
Aspen Institute, Inc. VRDN, 5.74%, 12/1/04, LOC:
         First National Bank of Maryland *           140,000            140,000
Barton Healthcare, LLC. VRDN, 5.70%, 2/15/25, LOC:
         American National Bank & Trust *            150,000            150,000
Chapel Oaks, Inc. VRDN, 6.05%, 10/1/26, LOC:
         Allied Irish Bank *                         100,000            100,000
Fed One Dayton VRDN, 6.83%, 8/1/09, LOC:
         Bank One Ohio *                             140,000            140,000
Iowa Financial Authority Economic Development
         Authority Revenue VRDN, 5.90%, 3/1/11,
         LOC: Rabobank Nederland *                   150,000            150,000
Mahoning County, Ohio VRDN, 6.10%, 11/1/98, LOC:
         PNC Bank *                                  155,000            155,000
Mississippi Business Financial Corp. VRDN, 5.90%,
         6/1/10, LOC: National Bank of Detroit *     140,000            140,000
Montgomery County, Pennsylvania Industrial
         Development Revenue VRDN, 5.75%, 3/1/10,
         LOC: Corestates *                           150,000            150,000
TLC Holdings, LLC. VRDN, 5.90%, 6/1/26, LOC:
         Columbus Bank & Trust *                     150,000            150,000
W.L. Petrey Wholesale, Inc. Industrial Development
         Bond VRDN, 5.90%, 3/1/11, LOC:
         Southtrust Bank *                           150,000            150,000

         Total Corporate Obligations (Cost $1,765,000)                1,765,000

                                                     Principal
Municipal Obligations - 14.6%                        Amount             Value

Chicago, Illinois General Obligation VRDN, Series
         A, 5.65%, 1/1/02, LOC: Canadian
         Imperial *                                 $100,000           $100,000
Gardena, California Certificates of Participation
         VRDN, 5.95%, 7/1/25, LOC: Dai-Ichi
         Kangyo Bank *                               140,000            140,000
City of Mt. Vernon Industrial Solid Waste
         Disposal VRDN, 6.00%, 11/1/11,
         LOC: Suntrust Bank *                        150,000            150,000
Village of Schaumberg, Illinois VRDN, 5.80%,
         12/1/20, Bond Purchase Agreement:
         Credit Suisse *                             150,000            150,000
Virginia State Housing Development Authority
         VRDN, 5.60%, 3/1/02 *                       100,000            100,000

         Total Municipal Obligations (Cost $640,000)                    640,000


         TOTAL INVESTMENTS  (Cost $4,388,368)  - 100.2%               4,388,368
         Other assets and liabilities, net - (0.2)%                     (10,139)

         Net Assets - 100%                                           $4,378,229


                         Money Market Portfolio
                    Statement of Assets and Liabilities
                           December 31, 1996

Assets
Investments in securities, at value                                  $4,388,368
Interest receivable                                                      11,217
Other assets                                                                738

         Total assets                                                 4,400,323


Liabilities
Payable to Bank                                                          17,437
Payable to Calvert Asset Management Company, Inc.                         1,877
Accrued expenses and other liabilities                                    2,780

         Total liabilities                                               22,094

                  Net assets                                         $4,378,229


Net Assets Consist of:
Par value and paid-in capital applicable to 4,382,463 shares of common stock outstanding; $1 par value,
     5,000,000 shares authorized                                     $4,377,887
Undistributed net investment income (loss)                                    7
Accumulated net realized gains (losses) on investments                      335

     Net Assets                                                      $4,378,229


     Net Asset Value per Share                                            $1.00


                         Money Market Portfolio
                        Statement of Operations
                      Year Ended December 31, 1996

Net Investment Income
Investment Income
         Interest income                                               $264,827

                  Total investment income                               264,827


Expenses
         Investment advisory fee                                         24,348
         Directors' fees and expenses                                       435
         Custodian fees                                                   6,165
         Reports to shareholders                                          4,192
         Professional fees                                                  578
         Miscellaneous                                                      633

                  Total expenses                                         36,351
     Fees paid indirectly                                                (6,165)

                           Net expenses                                  30,186

         Net Investment Income                                          234,641

Realized Gain (Loss) on Investments
 Net realized gain (loss)                                                   205


     Increase (Decrease) in Net Assets
     Resulting From Operations                                         $234,846


                         Money Market Portfolio
                    Statement of Changes in Net Assets

                                                   Year Ended       Year Ended
                                                   December 31,     December 31,
Increase (Decrease) in Net Assets                    1996              1995
Operations
   Net investment income                             $234,641          $288,653
   Net realized gain (loss)                               205               150

     Increase (Decrease) in Net Assets
     Resulting From Operations                        234,846           288,803

Distributions to shareholders from
   Net investment income                             (235,033)         (288,254)

Capital share transactions
   Shares sold                                     13,882,018        10,858,696
   Reinvestment of distributions                      235,032           266,798

   Shares redeemed                                (14,867,168)      (12,476,524)

     Total capital share transactions                (750,118)       (1,351,030)

 Total Increase (Decrease)
 in Net Assets                                       (750,305)       (1,350,481)

Net Assets
Beginning of year                                   5,128,534         6,479,015

End of year (including undistributed net investment
   income of $7 and $399, respectively)            $4,378,229        $5,128,534

Capital Share Activity

Shares sold                                        13,882,018        10,858,696
Reinvestment of distributions                         235,032           266,798
Shares redeemed                                   (14,867,168)      (12,476,524)

   Total capital share activity                      (750,118)       (1,351,030)


                              Notes to Financial Statements

Note A-Significant Accounting Policies
     General: The Money Market Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

     Security Valuation: All securities are valued at amortized cost, which approximates market.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.


Note B-Related Party Transactions
     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50% of the Portfolio's average daily net assets.

     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

     Each Director who is not affiliated with the Advisor received a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Effective August 1, 1996, annual fees and meeting fees were increased to $3,000 and $750, respectively.


Note C-Investment Activity
     The cost of investments owned at December 31, 1996 was substantially the same for federal income tax and financial reporting purposes.

     As a cash management practice, the Portfolio may sell or purchase short-term variable rate notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

                         Money Market Portfolio
                           Financial Highlights

                                                  Year Ended December 31,
                                                1996        1995        1994
Net asset value, beginning                     $1.00       $1.00       $1.00

Income from investment operations
   Net investment income                        .048        .055        .039
   Net realized gain (loss)                       --          --          --

     Total from investment operations           .048        .055        .039

Distributions from
   Net investment income                      (.048)      (.055)      (.039)

Total increase (decrease) in net asset value     --           --          --

Net asset value, ending                        $1.00       $1.00       $1.00


Total return                                   4.95%       5.37%       3.96%

Ratios to average net assets:
   Net investment income                       4.82%       5.23%       3.91%

   Total expenses                               .75%        .66%          --

   Net expenses                                 .62%        .59%        .45%
   Expenses reimbursed                           --          --         .36%
Net assets, ending (in thousands)             $4,378      $5,129      $6,479
Number of shares outstanding,
   ending (in thousands)                       4,382       5,133       6,484


                                                      Period Ended December 31,
                                                            1993       1993**

Net asset value, beginning                                 $1.00       $1.00
Income from investment operations
   Net investment income                                    .031        .009
   Net realized gain (loss)                                   --          --
     Total from investment operations                       .031        .009
Distributions from
   Net investment income                                  (.031)      (.009)
Total increase (decrease) in net asset value                  --          --
Net asset value, ending                                    $1.00       $1.00

Total return                                               3.09%       2.11%
Ratios to average net assets:
   Net investment income                                   3.07%    3.02%(a)
   Total expenses                                            --          --
   Net expenses                                              --          --
   Expenses reimbursed                                      .11%     .85%(a)
Net assets, ending (in thousands)                         $4,032      $1,795
Number of shares outstanding,
   ending (in thousands)                                   4,032       1,795

     CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO

Dear Investor:
     The Calvert Responsibly Invested Strategic Growth Portfolio reported outstanding performance results for 1996 and significantly outperformed its benchmarks.



                        Calvert Responsibly Invested
                         Strategic Growth Portfolio

 Comparison of change in value of a hypothetical $10,000 investment.

                            (Graph appears here)

                         12/31/96   12/31/95  9/30/95  6/30/95  3/15/95

CRI Strategic Growth     $14,729   $10,954   $10,190   $9,900    $10,000

S & P 500 Reinv          $15,415   $12,538   $11,836   $10,955   $10,000

Russell 2000             $14,306   $12,279   $12,019   $10,938   $10,000



                           Average Annual Total Return
                             (period ending 12/31/96)


          1 Year  34.33%                 Life of Fund  24.04% (3/95)

     Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity.
            Past performance does not indicate future results.



Market Summary
     Nineteen ninety-six was a great year for the stock market, but investors needed nerves of steel to withstand the high degree of volatility. Small-cap stocks accomplished most of their gains in the first half. A mid-year market correction caused prices to decline about 20% on average, before the market started to recover in August. In general, large-cap stocks outperformed small-caps, as investors sought out companies that typically provide more predictable earnings and less volatile prices.
     Investor sentiment was positive, judging by mutual fund cash inflows. The average monthly inflow to stock funds was over $24 billion during the first five months and slowed to just over $14 billion during the last seven months. Performance and Strategy
     Even though we focus on small- and mid-cap stocks, the return on the Strategic Growth Portfolio was well-above measures of the large-cap universe due to good stock selection. During the year, we continued to seek out stocks of companies with solid underlying fundamentals and strong earnings growth rates that are trading at a discount. Strict sell guidelines kept the Portfolio concentrated in those stocks we are most confident about.
     One of our top-performers for the year, and a good example of our stock selection process, is the software company, Clarify. We identified the stock's tremendous growth potential, made our first investment in May at a split-adjusted share price of $22.25 and, by year-end, the share price had approximately doubled to $48.00 per share.
     Throughout the year, we maintained sizable commitments to the technology, medical/pharmaceutical, oil and gas services, retail and telecommunications equipment industries.

Outlook
     While we are optimistic about opportunities in the small- and mid-cap sector, investors should be prepared for above-average volatility in 1997. Studies point to a pattern of market corrections typically following two back-to-back years when the Dow Jones Industrial Average gains more than 20%. The Dow gained 33.5% in 1995 and 26% in 1996. In addition, years following Presidential elections have tended to be more volatile.
     While we continue to identify promising investment opportunities, we believe continued strong stock selection will be the key to performance in 1997. We appreciate your investment in the CRI Strategic Growth Portfolio.

Sincerely,




Clifton S. Sorrell                Cedd Moses
President                         Portfolio Manager, Portfolio Advisory Services

January 17, 1997


Report of Independent Accountants

     To the Board of Directors of Acacia Capital Corporation, and Shareholders of Calvert Responsibly Invested Strategic Growth Portfolio:

     We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Strategic Growth Portfolio (one of the portfolios comprising Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for the year then ended and the period from March 1, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Strategic Growth Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.
                                                     COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 31, 1997


Strategic Growth Portfolio
Portfolio of Investments
December 31, 1996

Equity Securities - 88.7%                                   Shares        Value
Computer - Services - 9.7%
Harbinger Corp. *                                           3,500       $91,875
Sapient Corp. *                                             3,350       141,119
Technology Solutions Co. *                                  1,500        62,250

                                                                        295,244


Electronic Products - Miscellaneous - 3.5%
Uniphase Corp. *                                            2,000       105,000

                                                                        105,000


Electronics - Semiconductor Equipment - 1.8%
PRI Automation, Inc. *                                      1,200        54,600

                                                                         54,600


Electronics - Semiconductor Manufacturing - 10.8%
DSP Communications, Inc. *                                  2,800        54,250
Sanmina Corp. *                                             2,600       146,900
Vitesse Semiconductor Corp. *                               2,800       127,400

                                                                        328,550

Finance - Mortgage - 5.1%
Cityscape Financial Corp. *                                 5,900       154,875

                                                                        154,875

Medical - Ethical Drugs - 6.5%
Dura Pharmaceuticals, Inc. *                                2,000        95,500
Jones Medical Industries, Inc.                              2,775       101,634

                                                                        197,134


Medical - Information Technology - 1.0%
Enterprise Systems, Inc. *                                  1,300        30,550

                                                                         30,550


Medical - Services - 4.6%
Access Health, Inc. *                                       3,100       138,725

                                                                        138,725


Oil and Gas - Field Services - 0.9%
Trico Marine Services, Inc. *                                 600        28,800

                                                                         28,800


Retail - Apparel and Shoe - 1.5%
Gadzooks, Inc. *                                            2,450        44,712

                                                                         44,712

Equity Securities (Cont'd)                                  Shares       Value
Retail - Discount and Variety - 4.5%
Dollar Tree Stores, Inc. *                                  3,600      $137,700

                                                                        137,700

Software - Applications - 22.5%
Clarify, Inc.*                                              3,200       153,600
Documentum, Inc. *                                          2,260        76,275
Objective Systems Integrators, Inc. *                       1,400        33,425
Pegasystems, Inc. *                                         3,100        93,388
Remedy Corp. *                                                900        48,375
Siebel Systems, Inc. *                                      5,400       145,800
Vantive Corp. *                                             4,200       131,250
                                                                        682,113


Software - Database and Development Tools - 7.2%
Cognos, Inc. *                                              1,500        42,188
Pure Atrai Corp. *                                          1,800        44,550
Rational Software Corp. *                                   3,300       130,556

                                                                        217,294



Software - Education and Entertainment - 2.9%
CBT Group Publishing Ltd., ADR *                            1,600        86,800

                                                                         86,800


Software - Systems - 3.0%
Citrix Systems, Inc. *              2,300   89,844

                                                                         89,844


Telecommunications - Equipment - 3.2%
SeaChange International, Inc. *                               900        22,950
Sourcecom Corp., Series B, Preferred  *                     1,500         6,450
Verilink Corp. *                                            2,000        66,500

                                                                         95,900

      Total Equity Securities (Cost $2,094,488)                       2,687,841



         TOTAL INVESTMENTS (Cost $2,094,488) - 88.7%                  2,687,841
         Other assets and liabilities, net - 11.3%                      342,801

                   Net Assets - 100%                                 $3,030,642


Strategic Growth Portfolio
Statement of Assets and Liabilities
December 31, 1996

Assets
Investments in securities, at value                                  $2,687,841
Cash                                                                    466,958
Dividends receivable                                                         56
Other assets                                                                146

         Total assets                                                 3,155,001


Liabilities
Payable for securities purchased                                        118,498
Payable to Calvert Asset Management Company, Inc.                         3,730
Accrued expenses and other liabilities                                    2,131

         Total liabilities                                              124,359

                  Net assets                                         $3,030,642


Net Assets Consist of:
Par value and paid-in capital applicable to 206,840 shares of common
  stock outstanding; $1 par value, 1,000,000 shares authorized       $2,444,199
Accumulated net realized gain (loss) on investments                      (6,910)
Net unrealized appreciation (depreciation) on investments               593,353

     Net Assets                                                      $3,030,642

     Net Asset Value per Share                                           $14.65



Strategic Growth Portfolio
Statement of Assets and Liabilities
December 31, 1996

Net Investment Income
Investment Income
         Interest income                                                 $3,783
         Dividend income                                                    149

                  Total investment income                                 3,932


Expenses
         Investment advisory fee                                         28,564
         Directors' fees and expenses                                       150
         Administrative fees                                              3,794
         Custodian fees                                                   8,821
         Reports to shareholders                                          4,325
         Professional fees                                                  487
         Miscellaneous                                                      780
         Reimbursement from Advisor                                      (3,794)
               Total expenses                                            43,127
               Fees paid indirectly                                      (8,821)

                           Net expenses                                  34,306

         Net Investment Income (Loss)                                   (30,374)


Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Securities                                                            39,089
   Options written                                                        1,369
   Securities sold short                                                  3,170


                                                                         43,628
Change in unrealized appreciation or depreciation                       486,428


     Net Realized and Unrealized Gain (Loss)
     on Investments                                                     530,056

     Increase (Decrease) in Net Assets
     Resulting From Operations                                         $499,682



Strategic Growth Portfolio
Statement of Changes in Net Assets
                                                                  March 1, 1995
                                                     Year Ended    Inception to
                                                     December 31,   December 31,
Increase (Decrease) in Net Assets                      1996           1995
Operations
   Net investment income (loss)                       $(30,374)          $3,237
   Net realized gain (loss)                             43,628          (11,166)
   Change in unrealized appreciation or depreciation   486,428          106,925


                  Increase (Decrease) in Net Assets
                  Resulting From Operations            499,682           98,996


Distributions to shareholders from
   Net investment income                                  (533)          (2,702)
   Net realized gain on investments                     (9,000)             --

     Total distributions                                (9,533)          (2,702)


Capital share transactions
         Shares sold                                  1,765,749       1,272,662
         Reinvestment of distributions                    9,532           2,702
         Shares redeemed                               (444,228)       (162,218)

           Total capital share transactions           1,331,053       1,113,146


Total Increase (Decrease)
in Net Assets                                         1,821,202       1,209,440


Net Assets
Beginning of period                                   1,209,440         --

End of period (including undistributed net investment
         income of $0 and $535, respectively)        $3,030,642      $1,209,440


Capital Share Activity
Shares sold                                             128,377         126,452
Reinvestment of distributions                               651             247
Shares redeemed                                         (32,774)        (16,113)

         Total capital share activity                96,254   110,586


Notes to Financial Statements

Note A-Significant Accounting Policies
     General: The Strategic Growth Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio, which were first offered on March 1, 1995, are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sales price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

     Options: The Portfolio may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

     Securities Sold Short: The Portfolio may sell securities that it does not own in anticipation of a decline in their market price. Gains or losses represent the difference between the sale proceeds and the current market value of the security.

     Deposits with Brokers: The Portfolio maintains liquid assets (such as cash, U.S. government securities or other high-grade debt obligations) sufficient to cover, on a daily basis, the current values of written options and securities sold short.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions
     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1.5% of the Portfolio's average daily net assets. Effective
April, 1996, the Portfolio began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Russell 2000 Index.

     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the Portfolio's annual average daily net assets. The Advisor voluntarily reimbursed the Portfolio for administrative fees.


     Each Director who is not affiliated with the Advisor received a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Effective August 1, 1996, annual fees and meeting fees were increased to $3,000 and $750, respectively.

Note C-Investment Activity
     During the year, purchases and sales of investments, other than short-term securities, were $3,436,098 and $1,973,142, respectively

     The cost of investments owned at December 31, 1996 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $593,353, of which $673,907 related to appreciated securities and $80,554 related to depreciated securities.

     The Portfolio's only transaction in written call options was the expiration of 2 contracts, premium value of $1,369, which had been open at December 31, 1995.


Strategic Growth Portfolio
Financial Highlights
                                                     Periods Ended December 31,
                                                        1996            1995**

Net asset value, beginning                             $10.94            $10.00

Income from investment operations
   Net investment income                                 (.15)              .25
   Net realized and unrealized gain (loss)               3.90               .93

            Total from investment operations             3.75              1.18

Distributions from
         Net investment income                           (.00)             (.24)
         Net realized gains                              (.04)              --

                  Total distributions                    (.04)             (.24)
Total increase (decrease) in net asset value             3.71               .94

Net asset value, ending                                $14.65            $10.94


Total return                                            34.33%             9.65%

Ratios to average net assets:
         Net investment income                         (1.60%)           .43%(a)
         Total expenses                                 2.27%           2.17%(a)
         Net expenses                                   1.81%           1.64%(a)
         Expenses reimbursed                             .20%            .20%(a)
Portfolio turnover                                       120%               223%
Average commission rate paid                           $.0499               --
Net assets, ending (in thousands)                      $3,031            $1,209
Number of shares outstanding, ending (in thousands)       207               111